Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Open Lending Corporation a Delaware corporation (the “Company”), on Form 10-Q for the fiscal quarter ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, John Flynn, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(i)	the Form 10-Q fully complies, in all material respects, with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ John Flynn
John Flynn
President and Chief Executive Officer
(Principal Executive Officer) Date: August 14, 2020